Dividends	12 Months Ended
Sep. 30, 2025
Dividends
Dividends

Note 28.Dividends

	Consolidated			Parent Entity
$m	2025	2024	2023	2025	2024
Dividends not recognised at year end
Since year end the Directors have proposed the following dividends:
Final dividend 77 cents per share (2024: 76 cents, 2023: 72 cents) all fully franked at 30%	2,634	2,615	2,527	2,634	2,615
Total dividends not recognised at year end	2,634	2,615	2,527	2,634	2,615

The Board has determined a final fully franked dividend of 77 cents per share, to be paid on 19 December 2025 to shareholders on the register at the record date of 7 November 2025.

Shareholders can choose to receive their dividends as cash or reinvest their dividend in additional shares under the Dividend Reinvestment Plan.

The Board has determined to satisfy the Dividend Reinvestment Plan (DRP) for the 2025 final ordinary dividend by arranging for the purchase of shares in the market by a third party. The market price used to determine the number of shares provided to DRP participants will be set over the 15 trading days commencing 12 November 2025 and will not include a discount.

Details of dividends recognised during the year are provided in the statement of changes in equity.

Australian franking credits available to the Parent Entity for subsequent years are $3,714 million (2024: $3,504 million, 2023: $3,520 million). This is calculated as the year end franking credit balance, adjusted for the Australian current tax liability and the proposed 2025 final dividend.

New Zealand imputation credits

New Zealand imputation credits of NZ$0.06 (2024: NZ$0.06, 2023: NZ$0.07) per share will be attached to the proposed 2025 final dividend. New Zealand imputation credits available to the Parent Entity for subsequent years are NZ$332 million (2024: NZ$374 million, 2023: NZ$557 million). This is calculated on the same basis as the Australian franking credits but using the New Zealand current tax liability.